1933 Act File No. 2-62797
                                                      1940 Act File No. 811-2871

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                         Post-Effective Amendment No. 26                     |X|
                                       And
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         |X|
                                     OF 1940
                         Post-Effective Amendment No. 25                     |X|

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                    ----------------------------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|   immediately on filing pursuant to paragraph (b)(1)(ix) of Rule 485

|X|   on (November 30, 1998) pursuant to paragraph (b) of Rule 485

|_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

|_|   on (June 30, 1998) pursuant to paragraph (a)(1) of Rule 485

|_|   75 days after filing pursuant to paragraph (a)(2) of rule 485

|_|   on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    LORD ABBETT DEVELOPING GROWTH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 26
                            Pursuant to Rule 481 (a)

This Post-Effective Amendment No. 26 (the "Amendment") to the Registrant's Registration Statement relates only to Class Y shares of Lord Abbett Developing Growth Fund, Inc.

The other classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively of the Post-Effective Amendment to the Registrant's Statement as identified. The following are separate classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                  Post-Effective
                                  Amendment No.
                                  -------------
Class A, B, C and P                    24

Form N-1A                  Location In Prospectus or
Item No.                   Statement of Additional Information
--------                   -----------------------------------

1                          Cover Page
2                          Fee Table
3                          Financial Highlights
4(a)(i)                    Cover Page
4(a)(ii)I                  Investment Objectives
4(b)(c)                    How We Invest
5(a)(b)(c)                 Our Management; Last Page
5(d)                       N/A
5(e)                       Our Management
5(f)                       Our Management
5(g)                       Purchases
6(a)                       Cover Page
6(b)(c)(d)                 N/A
6(e)                       Cover Page; Purchases
6(f)(g)                    Dividends, Capital Gains
                           Distributions and Taxes
6(h)                       Purchases
7(a)                       Back Cover Page
7(b)(c)(d)                 Purchases
8(a)(b)(c)(d)              Redemptions,
                           Purchases, and Shareholder Services
9                          N/A
10                         Cover Page
11                         Cover Page -- Table of Contents
12                         N/A
13(a)(b)(c)(d)             Investment Policies
14                         Directors (Trustees) and Officers

Form N-1A                  Location in Prospectus or
Item No.                   Statement of Additional Information
--------                   -----------------------------------

15(a)(b)(c)                Directors (Trustees) and Officers
16(a)(i)                   Investment Advisory and Other
                           Services
16(a)(ii)                  Trustees and Officers
16(a)(iii)                 Investment Advisory and Other Services
16(b)                      Investment Advisory and Other Services
16(c)(d)(e)(g)             N/A
16(f)                      Purchases, Redemptions and Shareholder Services
16(h)                      Investment Advisory and Other Services
16(i)                      N/A
17(a)                      Portfolio Transactions
17(b)                      N/A
17(c)                      Portfolio Transactions
17(d)(e)                   N/A
18(a)                      Cover Page
18(b)                      N/A
19(a)(b)                   Purchases;  Redemptions and  Shareholder  Services;
                           Notes to Financial Statements
19(c)                      N/A
20                         Taxes
21(a)                      Purchases, Redemptions and Shareholder Services
21(b)(c)                   N/A
22                         N/A
22(b)                      Past Performance
23                         Financial Statements; Supplementary Financial
                           Information

November 30, 1998

                               Y SHARE PROSPECTUS

                                                              Application Inside

Lord Abbett
Developing Growth
Fund, Inc.

Lord Abbett
Bond-Debenture
Fund, Inc.

Lord Abbett
Mid-Cap Value
Fund, Inc.

[LOGO](R) LORD, ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

Lord Abbett Developing Growth Fund, Inc. ("Developing Growth Fund"), Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund"), and Lord Abbett Mid-Cap Value Fund, Inc. ("Mid-Cap Value Fund"), individually ("we" or the "Fund"), collectively (the "Funds"), are mutual funds each offering five classes of shares, with each class providing investors with different purchasing options. Only Class Y shares of each Fund are offered by this Prospectus. See "Purchases" for a description of this Class of shares.

      Developing Growth Fund seeks long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter; Bond-Debenture Fund seeks high current income and the opportunity for capital appreciation to produce a high total return; and Mid-Cap Value Fund seeks capital appreciation. There can be no assurance that any Fund will achieve its objective. Volatile price movements can be expected.

      The Statement of Additional Information dated November 30, 1998 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain it, without charge, by writing to the Fund or by calling 800-874-3733 and asking for "Part B of the Prospectus -- the Statement of Additional Information." In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

      Mutual Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


LORD ABBETT DEVELOPING GROWTH FUND, INC.

LORD ABBETT BOND-DEBENTURE FUND, INC.

LORD ABBETT MID-CAP VALUE FUND, INC.

PROSPECTUS - Y Shares

      November 30, 1998

TABLE OF CONTENTS                                                           PAGE

Developing Growth Fund, Inc.
      How We Invest                                                           2
      Risk Factors                                                            2
      Portfolio Management                                                    2
      Investor Expenses                                                       2
Bond-Debenture Fund, Inc.
      How We Invest                                                           3
      Risk Factors                                                            3
      Portfolio Management                                                    3
      Investor Expenses                                                       3
Mid-Cap Value Fund, Inc.
      How We Invest                                                           4
      Risk Factors                                                            4
      Portfolio Management                                                    4
      Investor Expenses                                                       4
Financial Highlights                                                          5
Purchases                                                                     6
Shareholder Services                                                          6
Redemptions                                                                   7
Dividends and Capital Gains                                                   7
Our Management                                                                8
Fund Performance                                                              9
Investment Policies, Risks and Limits                                         9


LORD, ABBETT & CO.
Investment Management
A Tradition of Performance Through Disciplined Investing

The General Motors Building
767 Fifth Avenue o New York o New York o 10153
Broker-Dealer Division:  (800) 426-1130
Financial Advisors Division:  (888) 522-2388

DEVELOPING GROWTH FUND
--------------------------------------------------------------------------------
HOW WE INVEST

Normally, we invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. We look for companies in this phase and, under normal circumstances, will invest at least 65% of our total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the Standard & Poor's 500 Stock Index), and their shares are frequently traded over the counter. Having, in management's view, passed the pitfalls of the formative years, these companies are now in a position to grow rapidly in their market. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, we may invest in companies which are in their formative years.

See "Investment Policies, Risks and Limits."

RISKS FACTORS

An investment in the Fund is not intended as a complete investment program. The value of your investment will fluctuate in response to stock market movements. Moreover, because stocks of developing growth companies entail more risk and have more volatile prices than those of mature companies, the Fund's net asset value per share is likely to experience above-average fluctuations. In addition, the Fund will not provide significant current income. Before you invest, please read "Investment Policies, Risks and Limits."

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

Stephen J. McGruder, Executive Vice President and Senior Portfolio Manager of the Fund, is primarily responsible for its day-to-day management. He has been so since joining Lord, Abbett & Co. ("Lord Abbett") in 1995. Prior to joining Lord Abbett, Mr. McGruder served since October of 1988 as Vice President of Wafra Investment Advisory Group, a private investment company. Mr. McGruder is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

      Mr. McGruder has over 29 years of investment experience.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.

--------------------------------------------------------------------------------
DEVELOPING GROWTH FUND                                   Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                                  None
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")                     None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fee (See "Our Management")                       .56%
--------------------------------------------------------------------------------
12b-1 Fees                                                  None
--------------------------------------------------------------------------------
Other Expenses (See "Our Management")                       .24%
--------------------------------------------------------------------------------
Total Operating Expenses                                    .80%

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

--------------------------------------------------------------------------------
Share Class              1 year         3 years        5 years        10 years
--------------------------------------------------------------------------------
Class Y shares             $8             $26            $44             $97
--------------------------------------------------------------------------------

You would pay the same expenses on the same investment, assuming you kept your shares:

This example is for comparison and is not a representation of Developing Growth Fund's actual expenses and returns, either past or present.

(1) For Class Y shares, the annual operating expenses shown in the summary have been restated from the Fund's fiscal-year-end amounts to reflect current fees. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Fund.

BOND-DEBENTURE FUND

--------------------------------------------------------------------------------
HOW WE INVEST

Normally, we invest in lower-rated debt securities, which entail greater risks than investments in higher-rated debt securities. The former are referred to colloquially as "junk bonds." At least 20% of our assets must be invested in any combination of investment-grade debt securities, U.S. Government securities and cash equivalents.

      We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified security portfolio. Under normal circumstances, we invest at least 65% of our total assets in bonds and/or debentures. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

      We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Higher yields on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, can generate higher yields.

See "Investment Policies, Risks and Limits."

RISKS FACTORS

The lower-rated bonds in which the Fund invests involve risks that interest and principal payments may not be made. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. In addition, the value of your investment will change as the general levels of interest rates fluctuate. When interest rates decline, share value may rise. When interest rates rise, share value may decline. The Fund employs other investment practices, such as investment in foreign securities, illiquid securities and other securities, that could adversely affect performance. Before you invest, please read "Investment Policies, Risks and Limits."

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

Christopher J. Towle, Executive Vice President and portfolio manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Towle has been with Lord Abbett since 1988 and has over 17 years of investment experience. Mr. Towle is assisted by, and may delegate management duties to, other Lord Abbett employees who may be Fund officers.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.

--------------------------------------------------------------------------------
BOND-DEBENTURE FUND                               Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                           None
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fee (See "Our Management")                .46%
--------------------------------------------------------------------------------
12b-1 Fees                                           None
--------------------------------------------------------------------------------
Other Expenses (See "Our Management")                .15%
--------------------------------------------------------------------------------
Total Operating Expenses                             .61%

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

--------------------------------------------------------------------------------
Share Class          1 year        3 years  5 years         10 years
--------------------------------------------------------------------------------
Class Y shares         $6           $20        $34          $76
--------------------------------------------------------------------------------

You would pay the same expenses on the same investment, assuming you kept your shares:

This example is for comparison and is not a representation of Bond-Debenture Fund's actual expenses and returns, either past or present.

(1) For Class Y shares, the annual operating expenses shown in the summary have been restated from the Fund's fiscal-year-end amounts to reflect current fees. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Fund.

MID-CAP VALUE FUND

--------------------------------------------------------------------------------
HOW WE INVEST

We primarily invest in common stocks of mid-sized companies while utilizing a value approach to investing. The Fund generally focuses on companies with market capitalizations of roughly $500 million to $5 billion, but not less than approximately $50 million. Selection of stocks is based on appreciation potential, without regard to current income. Normally, at least 65% of our total assets will consist of investments in mid-cap companies, determined at the time of purchase.

      Our investment portfolio is diversified among many issues representing various industries. The holdings in our portfolio typically are selected for their potential for significant market appreciation from growing recognition of substantial improvement in the company's financial results or increasing anticipation of such improvement. This potential may derive from such factors as: (i) changes in the economic and financial environment, (ii) new or improved products or services, (iii) new or rapidly expanding markets, (iv) changes in management or structure of the company, (v) price increases, (vi) improved efficiencies resulting from new technologies or changes in distribution or (vii) changes in governmental regulations, political climate or competitive conditions.

See "Investment Policies, Risks and Limits."

--------------------------------------------------------------------------------
RISKS FACTORS

The value of your investment will fluctuate in response to stock market movements. The Fund employs other investment practices such as investments in foreign securities and other securities, that could adversely affect performance.

      Before you invest, please read "Investment Policies, Risks and Limits."

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT

Edward K. von der Linde, Executive Vice President and Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund. Mr. von der Linde has been with Lord Abbett since 1988 and has over 12 years of investment experience. Mr. von der Linde is assisted by Howard E. Hansen.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

The expenses shown below are based on historical expenses adjusted to reflect current fees. Future expenses may be different than those shown.

--------------------------------------------------------------------------------
MID-CAP VALUE FUND                                Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
--------------------------------------------------------------------------------
Maximum Sales Load on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)                          None
--------------------------------------------------------------------------------
Deferred Sales Charge (See "Purchases")             None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses(1) (as a % of average net assets)
--------------------------------------------------------------------------------
Management Fee (See "Our Management")                .72%
--------------------------------------------------------------------------------
12b-1 Fees                                          None
--------------------------------------------------------------------------------
Other Expenses (See "Our Management")                .28%
--------------------------------------------------------------------------------
Total Operating Expenses                            1.00%

Example

Assume an average annual return of 5% and no change in the level of expenses. For a $1,000 investment with all dividends and distributions reinvested, you would have paid the following total expenses assuming you sold your shares at the end of each time period indicated.

--------------------------------------------------------------------------------
Share Class                1 year         3 years
--------------------------------------------------------------------------------
Class Y shares               $10             $32
You would pay the same expenses on the same investment, assuming you kept your shares:

This example is for comparison and is not a representation of Mid-Cap Value Fund's actual expenses and returns, either past or present.

(1) For Class Y shares, the annual operating expenses shown in the summary have been restated from the Fund's fiscal-year-end amounts to reflect current fees. The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Fund.

FINANCIAL HIGHLIGHTS The following financial highlights for Bond-Debenture Fund have been audited by Deloitte & Touche LLP, independent auditors, in connection with their audits of the Fund's Financial Statements, whose report may be obtained on request. Semi-annual financial statements for Developing Growth Fund have not been audited by Deloitte & TOuche LLP. Call 800-821-5129 and ask for each Fund's annual or semi-annual report.

----------------------------------------------------------------------------------------------------------------
                                 Developing Growth Fund  Developing Growth Fund Bond-Debenture Fund
Per Class Y Share Operating       For the Period         For the Period         For the Period March 27, 1998(a)
Performance:                     February 1, 1998        December 30, 1997(a)   to June 30, 1998
                                 to July 31, 1998        to January 31, 1998


--------------------------------------------------------- -------------------------------------------------------
Net asset value, beginning of period      $14.27             $   14.12                            $     9.98
----------------------------------------------------------------------------------------------------------------
Income(loss) from investment operations
----------------------------------------------------------------------------------------------------------------
  Net investment income(loss)             (.01)(a)                 (d)                                     .21
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
----------------------------------------------------------------------------------------------------------------
  gain/loss on investments                 .22                     .15                                    (.13)
----------------------------------------------------------------------------------------------------------------
Total from investment operations           .23                     .15                                     .08
----------------------------------------------------------------------------------------------------------------
Distributions

Dividends from net realized gain          (.05)                    -

Net asset value, end of period           $14.45               $   14.27                              $     9.86
----------------------------------------------------------------------------------------------------------------
Total Return(b)                           1.58%                   1.06%                                    .76%
----------------------------------------------------------------------------------------------------------------
  Ratios to Average Net Assets(b)
----------------------------------------------------------------------------------------------------------------
  Expenses                                .31%                     .06%                                    .15%
----------------------------------------------------------------------------------------------------------------
  Net investment income                   .03%                    (.02)%                                  2.02%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Supplemental Data:                            Developing Growth Fund                   Bond-Debenture Fund
----------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000)                        $ 553,086                              $3,321,998
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  33.60%                                 53.64%
----------------------------------------------------------------------------------------------------------------



(a)   Commencement of Operations.
(b)   Not Annualized.
(c)   Amount less than $.01.
(d) Calculated using average shares outstanding during the period. See Notes to Financial Statements.

PURCHASES

Class Y shares. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Who May Invest? Eligible purchasers of Class Y shares include: (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions ("mutual fund wrap-fee programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Lord Abbett Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for mutual fund wrap-fee programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

Buying Shares Through Your Dealer. Orders for shares received by a fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. Call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of Kansas City, N.A., Routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A., routing number - 101000695, bank account number: 9878002611, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the fund of your choice, note Class Y shares and include your account number and your name.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES

We offer the following shareholder services:

      Telephone Exchange Privilege: Class Y shares may be exchanged without a service charge for Class Y shares of any eligible Lord Abbett-sponsored fund.

      You or your investment professional with proper identification can instruct your Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by a Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain a Fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. Each Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. Each Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Telephone Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

      All correspondence should be directed to the Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

--------------------------------------------------------------------------------
REDEMPTIONS

To obtain the proceeds of an expedited redemption, you can telephone your Fund. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

      Send your written redemption request to the Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three business days. Each Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased a Fund's shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. Minimum wire: $1,000. Your wire redemption request must be received by your Fund before the close of the NYSE for money to be wired on the next business day.

      Tax-qualified Plans: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

--------------------------------------------------------------------------------
DIVIDENDS AND CAPITAL GAINS

Dividends/Capital Gains Distributions. Dividends from net investment income, if any, are expected to be paid annually for Developing Growth Fund and Mid-Cap Value Fund shareholders. A second distribution may be made in order to comply with Federal income tax requirements that a certain percentage of capital gains be distributed during the year. Bond-Debenture Fund shareholders are expected to be paid dividends monthly.

     Capital Gains Distributions. Any capital gains distribution is expected to be made annually and may be taken in cash or reinvested. Distributions of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. The maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Fund for more than 12 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) Any gains realized on the Fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

Dividends/Capital Gains Receipt or Reinvestment. If you elect to receive dividends or capital gains in cash, a check will be mailed to you as soon as possi-ble after the reinvestment date. If you arrange for direct deposit, your payment will be electronically transmitted to your bank account within one day after the payable date. Most investors reinvest their dividends and capital gains. If you choose this option, or if you do not indicate any choice, your dividends and capital gains distributions will be automatically reinvested in additional shares.

Taxes. The Funds pay no federal income tax on the earnings distributed to shareholders. Consequently, dividends you receive, whether reinvested or taken in cash, are generally considered taxable. Dividends declared in December of any year will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

      Each January, you will be mailed, if applicable, a Form 1099 tax information statement detailing your dividends and capital gain distributions. You should consult your tax adviser concerning applicable state and local taxes.

For more information about the tax consequences from dividends and distributions, see the Statement of Additional Information.

--------------------------------------------------------------------------------
OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors/Trustees with the advice of Lord Abbett. Each Fund employs Lord Abbett as investment manager pursuant to a management Agreement. Lord Abbett has been an investment manager for over 69 years and currently manages approximately $28 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Directors/Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to nine other Lord Abbett -sponsored funds having various investment objectives and also advises other investment clients.

      Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett. For the fiscal year ended January 31, 1998, the fee paid by Developing Growth Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of .56 of 1%. For the fiscal year ended December 31, 1997, the fee paid by Bond-Debenture Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of .46 of 1%. Mid-Cap Value Fund, for the fiscal year ended December 31, 1997, paid Lord Abbett as a percentage of daily net assets at the annual rate of .72 of 1%.

      The services provided to the Fund and its shareholders by Lord Abbett, Lord Abbett Distributor, the Fund's transfer agent and the Fund's custodian depend on the proper functioning of their computer systems and those of their outside service providers. Many computer systems, and many imbedded microprocessors now in use cannot distinguish between the year 2000 and the year 1900, an inability that could disrupt the services provided to the Fund. Lord Abbett, Lord Abbett Distributor, the Fund's transfer agent and the Fund's custodian all have advised the Fund that they have been actively working on changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time. However, because the year 2000 problem is unprecedented, there can be no assurance that they will be successful. Neither can there be any assurance that their services will not be impaired by interactions with other computer systems that have not been adapted for the year 2000.

      In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer and microprocessor failures throughout the financial services industry beginning January 1, 2000. Also, corporate and governmental data processing errors may result in problems for individual companies and may create overall economic uncertainties. Accordingly, the Fund's investments may be adversely affected.

      The Funds will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors/Trustees or the shareholders with one-quarter of the outstanding stock of each Fund entitled to vote. See the State-ment of Additional Information for each Fund for more details.

The Funds. Each Fund is a diversified open-end management investment company. Lord Abbett Developing Growth Fund was established in 1978. Its predecessor corporation was established in 1973. Lord Abbett Bond-Debenture Fund was established in 1976, and Lord Abbett Mid-Cap Value Fund was established in 1934.

--------------------------------------------------------------------------------
FUND PERFORMANCE

About Developing Growth Fund. During the past fiscal year, the Fund continued its strategy of identifying and investing in unique companies that we believe offer good long-term earnings prospects. Although the sector allocation of the Fund's portfolio continues to be well-diversified, there was a slight overweighting in the energy and software sectors, where we found many of our strongest performers. Our criteria for stock-picking remains focused on reasonably priced stocks of companies with above-average, long-term potential, and away from the high-multiple "momentum" stocks.

About Bond-Debenture Fund. The Fund posted strong performance during the past fiscal year amid the continuing economic growth, low inflation and favorable interest-rate environment that characterized the period. Particularly beneficial to the Fund's performance was the portfolio's concentration in the telephone communications, media and energy sectors. Basic industry issues also generally outperformed the bond market. In addition, the robust U.S. economic growth provided significant increases in corporate profitability, which resulted in improved credit ratings and strong gains for many of our holdings. We have been devoting increasing amounts of time and resources to fundamental research, as financial markets have little tolerance for earnings shortfalls. Our U.S. Treasury and mortgage-related securities provided total returns in the 9.0% - 9.5% range during the year. However, significantly higher total returns earned by high-yield and convertible securities throughout the course of 1997 proved most beneficial to the Fund.

About Mid-Cap Value Fund. During the past fiscal year, the Fund performed well. We attribute these strong returns to our continuing commitment to careful stock selection. The Fund does not seek to emphasize particular sectors, but, instead, focuses on investing in those companies we believe offer the best value in the mid-capitalization sector (companies with market capitalization ranging from $500 million to $5 billion). At the close of the year, the Fund had strong exposure to the insurance, specialty chemical and electric power sectors because we identified a number of companies in those industries offering exceptional value.

--------------------------------------------------------------------------------
INVESTMENT POLICIES, RISKS AND LIMITS

The Funds are permitted to utilize, within limits established by the Board of Directors/Trustees, the following investment policies in an effort to enhance the performance. These policies have risks associated with them. However, the Funds follow certain practices that may reduce these risks. To the extent Funds utilize these policies, overall performance may be positively or negatively affected.

POLICY COMMON TO ALL FUNDS

BORROWING: The Funds may not borrow in excess of 33 1/3% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.

FOREIGN SECURITIES: Foreign securities are securities primarily traded in countries outside the United States.

      Risk: These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Other considerations include political and social instability, expropriations, higher transaction costs, currency fluctuations, nondeductible withholding taxes and different settlement practices.

      Limit: Developing Growth Fund and Mid-Cap Value Fund may each invest up to 10%, and Bond-Debenture Fund up to 20% of its assets at the time of investment in foreign securities.

POLICIES COMMON TO BOND-DEBENTURE FUND ONLY

High Yield Debt Securities: High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment-grade debt securities.

      Risk: The market for lower-rated bonds generally is less liquid than that for higher-rated bonds. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment. While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

      Limit: Bond-Debenture Fund must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services,
(2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

      In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

Selling Covered Call Options: A covered call option on stock gives the buyer of the option, upon payment of a premium to the seller (writer) of the option, the right to call upon the writer to deliver a specified number of shares of a stock owned by the writer on or before a fixed date at a predetermined price.

      Risk: Although Bond-Debenture Fund receives income based on receipt of the premium, it gives up participation in the appreciation of the stock above the predetermined price if it is called away by the buyer.

      Limit: Bond-Debenture Fund may write covered call options on securities having an aggregate market value not to exceed 20% of the Fund's gross assets.

Other Policies: (1) Bond-Debenture Fund may hold or sell any property or securities which the Fund may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium.

      (2) Subject to the percentage limitations for purchases of other than debt securities described above, we may purchase common and preferred stocks.

      (3) Bond-Debenture Fund may, but have no present intention to, invest in financial futures and options on financial futures and commit more than 5% of its gross assets to the lending of its portfolio securities. We may not borrow in excess of 33 1/3% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes.

ADDITIONAL POLICIES COMMON TO BOND-DEBENTURE FUND AND MID-CAP VALUE FUND

Illiquid Securities: These securities are not traded on the open market. May include illiquid Rule 144A securities.

      Risk: Certain securities may be difficult or impossible to sell at the time and price the seller would like.

      Limit: Each Fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board of Directors to be liquid are not subject to this limitation.

Securities Lending: This entails lending of securities to financial institutions which provide continuous collateral equal to the market value of the securities loaned.

      Risk: Delay in recovery of collateral and loss should the borrower of the security fail financially.

      Limit: Loans, in the aggregate, may not exceed 30% of Bond Debenture Fund's and Mid-Cap Value Fund's total assets.

Objective, Restriction and Policy Changes. A Fund will not change its investment objective or its fundamental restrictions without shareholder approval. If a Fund determines that its objective can best be achieved by a substantive change in investment policy, which may be changed without shareholder approval, the Fund may make such change by disclosing it in the prospectus.

For more information about investment policies, restrictions and risk factors, see the Statement of Additional Information.

--------------------------------------------------------------------------------
      This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

      No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Underwriter

Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian

The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and
Dividend Disbursing Agent

United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent

DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors

Deloitte & Touche LLP

Counsel

Debevoise & Plimpton

Printed in the U.S.A.

LARF-1- 11/98

(11/98)

LORD, ABBETT & Co.
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203

LORD, ABBETT & CO.
Statement of Additional Information                            November 30, 1998

                    Lord Abbett Developing Growth Fund, Inc.
                      Lord Abbett Bond-Debenture Fund, Inc.
                      Lord Abbett Mid-Cap Value Fund, Inc.

--------------------------------------------------------------------------------
This Statement of Additional Information is not a prospectus. A Prospectus for the Class Y shares of Lord Abbett Developing Growth Fund, Inc. ("Developing Growth Fund"), Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund"), and Lord Abbett Mid-Cap Value Fund ("Mid-Cap Value Fund"), individually ("we" or the "Fund"), collectively (the "Funds"), may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated November 30, 1998 (the "Prospectus").

Our Boards of Directors have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors have authorized five classes of shares for both Developing Growth Fund, Bond-Debenture Fund, and Mid-Cap Value Fund (Class A, B, C, P and Y). The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

TABLE OF CONTENTS                                               Page

1.       Investment Objective and Policies                      2
2.       Directors and Officers                                 5
3.       Investment Advisory and Other Services                 7
4.       Portfolio Transactions                                 8
5.       Purchases, Redemptions and Shareholder Services        9
6.       Past Performance                                       10
7.       Taxes                                                  11
8.       Information About the Fund                             11
9.       Financial Statements                                   12

                                       1.
                       Investment Objective and Policies

Fundamental Investment Restrictions. Each Fund is subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of a Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940 ("the Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law; (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. Each Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of each Fund's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer; (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Funds total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as may be amended from time to time; or (10) buy from or sell to any of a Fund's officers, directors, employees, or its investment adviser or any of a Fund's officers, directors, partners or employees, any securities other than shares of each Fund.

Each Fund did not invest in repurchase agreements or lend portfolio securities during the last fiscal year and have no present intent to do so.

For the fiscal year ended January 31, 1998, the portfolio turnover rate for Developing Growth Fund was 33.60%, versus 42.35% for the prior fiscal year; for the fiscal year ended December 31, 1997, the portfolio turnover rate for Bond-Debenture Fund was 89.14%, versus 106.79% for the prior year; and for the fiscal year ended December 31, 1997, the portfolio turnover rate for Mid-Cap Value Fund was 56.96%, versus 38.88% for the prior year.

INVESTMENT POLICIES (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

Rule 144A Securities (All Funds). The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities. Investments by the Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

Stock Index Futures Contracts (Developing Growth). The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the New York Stock Exchange ("NYSE"), are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

Although they have no current intention to do so, each Fund may invest in financial futures and options on financial futures. To date, an established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.

Segregated Accounts (Developing Growth). To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, Developing Growth Fund will maintain in a segregated account at it custodian bank cash, U.S. Government and other permitted securities to cover its position.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director of all of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of all or some of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner, Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office. Age 57.

William H. T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman for the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group, both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994 - 1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992 - 1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J.B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 61.

The second column of the following table sets forth the compensation accrued for each Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of any Fund associated with Lord Abbett and no officer of any Fund received any compensation from a Fund for acting as a director or officer.

                                 For the Fiscal Year Ended January 31, 1998 (Developing Growth Fund)
                                 For the Fiscal Year Ended December 31, 1998 (Bond-Debenture Fund)
                                 For the Fiscal Year Ended December 31, 1998 (Mid-Cap Value Fund)
                                 ----------------------------------------------------------------
(1)                              (2)                             (3)                         (4)

                                                                                        For Year Ended
                                                                 Equity-Based           December 31, 1997
                                                                 Benefits Accrued       Total  Compensation
                            Aggregate                            by each Fund, Series   Accrued by each Fund,
                            Compensation                         Twelve Other Lord      Series and all other
                            Accrued by                           Abbett-sponsored       Lord Abbett-sponsored
Name of Director            each Fund(1)                         Funds(2)               Funds(3)
----------------            ------------                         --------               --------

                            Developing     Bond-       Mid-Cap
                            Growth         Debenture   Value
                            Fund           Fund        Fund
                            ----           ----        ----
E. Thayer Bigelow           $1,114         $7,869      $803      $17,068                $56,000
William H. T. Bush*         None           None        None      None                   None
Robert B. Calhoun**         None           None        None      None                   None
Stewart S. Dixon            $1,092         $7,726      $788      $32,190                $55,000

John C. Jansing             $1,092         $7,726      $788      $45,085(4)             $55,000
C. Alan MacDonald           $1,139         $8,064      $822      $30,703                $57,400
Hansel B. Millican, Jr.     $1,092         $7,726      $788      $37,747                $55,000
Thomas J. Neff              $1,114         $7,869      $803      $19,853                $56,000

* Elected as a director, June 17, 1998, effective as of August 13, 1998 ** Elected as a director, May 5, 1998, effective as of June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. The amounts of the aggregate compensation payable by the Fund as of January 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $3,724; Mr. Dixon, $29,166; Mr. Jansing, $65,878; Mr. MacDonald, $22,129; Mr. Millican, $67,603 and Mr. Neff, $68,005.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice Presidents:

Stephen  J. McGruder, age 55 (Developing Growth Fund)
Christopher Towle, age 41 (Bond-Debenture Fund)
Edward  K. von der Linde, age  38 (Mid-Cap Value Fund)

Vice Presidents:

Paul A. Hilstad, age 55, Vice President and Secretary (all Funds) (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Thomas J. Baade, age 33 (Bond-Debenture Fund) (with Lord Abbett since 1998 - formerly Vice President of Smith Barney from 1990 to 1998)

Zane Brown, age 46 (Bond-Debenture Fund)

Daniel E. Carper, age 46 (all Funds)

Michael S. Goldstein, age 29 (Bond-Debenture Fund)

Cinda C. Hughes, age 35 (Developing Growth) (with Lord Abbett since 1998 - formerly Director, Equity Research of Phoenix Duff & Phelps from 1996 to 1998; prior thereto Analyst, PaineWebber from 1993 to 1996)

Thomas W. In, age 30 (Developing Growth) (with Lord Abbett since 1997 - formerly Assistant Vice President of Deutsche Morgan Grenfell from 1994 to 1997)

Lawrence H. Kaplan, age 41 (all Funds) (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Thomas F. Konop, age 56 (all Funds)

Robert G. Morris, age 54 (Bond-Debenture Fund, Mid-Cap Value Fund)

A. Edward Oberhaus, age 38 (all Funds)

Keith F. O'Connor, age 42 (all Funds)

Richard S. Szaro, age 55 (Bond-Debenture Fund)

John J. Walsh, age 62 (all Funds)

Treasurer:

Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 1, 1998, our officers and directors, as a group, owned less than 1% of each Fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Funds' investment manager. Eight of the general partners of Lord Abbett are officers and/or directors of the Funds, and are identified as follows: Zane E. Brown (Bond-Debenture Fund); Daniel E. Carper (all Funds); Robert S. Dow (all Funds); Paul A. Hilstad (all Funds); Stephen J. McGruder (Developing Growth Fund); Robert G. Morris (all Funds); Christopher J. Towle (Bond-Debenture Fund); and John J. Walsh (all Funds).

The other general partners who are neither officers nor directors of the Funds are: Stephen Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, and R. Mark Pennington. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus.

Under the Management Agreement, Developing Growth Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among all class shares based on the classes' proportionate shares of such average daily net assets. For the fiscal years ended January 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett amounted to $2,325,894, $1,579,214, and $1,098,965, respectively.

Under its Management Agreement, Bond-Debenture Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among all classes based on each's proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1997, 1996 and 1995, the management fees paid to Lord Abbett by Bond-Debenture Fund amounted to $11,621,344, $7,802,104, and $5,342,563, respectively.

Under its Management Agreement, Mid-Cap Value Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets at the annual rate of
 .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 million. For the fiscal years ended December 31, 1997, 1996 and 1995, the management fees paid to Lord Abbett by Mid-Cap Value Fund amounted to $2,102,611, $1,733,689 and $1,584,007.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent accountants of the Funds and must be approved at least annually by the Boards of Directors to continue in such capacity. They perform audit services for the Fund, including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund' directors have approved arrangements permitting the Funds' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts --investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Funds; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, and are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Funds to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred. If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do. We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended January 31, 1998, 1997 and 1996, Developing Growth Fund paid total commissions to independent dealers of $1,930,696, $1,696,590, and $ 981,015, respectively.

During the fiscal years ended December 31, 1997, 1996 and 1995, the Bond-Debenture Fund paid total commissions to independent broker-dealers of 414,773,720, $8,760,174 and $6,717,922, respectively.

During the fiscal years ending December 31, 1997, 1996 and 1995, the Mid-Cap Value Fund paid total commissions to independent broker-dealers of $992,190, $554,002, and $586,752, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

The Funds value their portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American

Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of a Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

Information concerning how we value our shares for the purchase and redemption of our shares is described in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value and are otherwise open for business on each day that the NYSE is open for trading. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The net asset value per share for the Class Y shares will be determined by taking Class Y shares (net assets divided by shares outstanding). Our Class Y shares will be offered at net asset value.

The Funds have entered into distribution agreements with Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Funds, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any other eligible Lord Abbett-sponsored fund currently offering Class Y shares to the public. Currently those other funds consist of Lord Abbett Affiliated Fund, Inc., Lord Abbett Research Fund, Inc. - Small-Cap Fund and Growth Opportunities Fund, Lord Abbett Securities Trust - International Series, and Lord Abbett Investment Trust - High Yield Fund, Core Fund and Strategic Core Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Funds to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Boards of Directors for the Funds may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to 1 over the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes applicable sales charge deduction from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the total return computation for the period.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class Y share performance. Using the computation method described above, the Developing Growth Fund's cumulative total return for the period of inception (December 30, 1997) to January 31, 1998 was 2.60%, and Bond-Debenture's cumulative total return for the period of inception (March 27, 1997) to June 30, 1998 was .80%.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                        7.
                                      Taxes

The value of any shares redeemed by the Funds or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale, or redemption of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

As described in the Prospectus under "How We Invest - Risk Factors," the Funds may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Funds.

Gains and losses realized by the Funds on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Funds purchase shares in certain foreign investment entities, called "PFICs" or "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Funds to its shareholders. Additional charges in the nature of interest may be imposed on either the Funds or their shareholders with respect to deferred taxes arising from such distributions or gains. If the Funds were to invest in a passive foreign investment company with respect to which the Funds elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Funds might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Funds. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form such legislation might be enacted.

The Funds will be subject to a 4% nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Funds should qualify for the dividends-received deduction for corporations, to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Funds, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Funds' shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended January 31, 1998, the fiscal half-year ended July 31, 1998, and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended December 31, 1997, the fiscal half-year ended June 30, 1998, and the report of Deloitte & Touche LLP, independent public auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended December 31, 1997, the fiscal half-year ended June 30, 1998, and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Mid-Cap Value Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

      (a) Financial Highlights for the period December 30, 1997 to January 31, 1998.

      (b)   Exhibits -

            99.B11 Consent of Deloitte & Touche LLP**

            ** To Be Filed.

            Exhibititems not listed above have either already been filed or are not applicable.

Item 25. Persons Controlled by or Under Common Control with Registrant

            None.

Item 26. Number of Record Holders of Securities

            At November 16, 1998    Class A - 33,601
                                    Class B - 14,060
                                    Class C -  6,455
                                    Class P -      9
                                    Class Y -     15

Item 27. Indemnification

      Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

      The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

      In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28. Business and Other Connections of Investment Adviser

      Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and, as of September 30, 1998, as investment adviser to approximately 8,330 private accounts. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity.

Item 29.(a) Principal Underwriter

            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett Series Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund

            Lord Abbett Tax-Free Income Trust
            Lord Abbett Securities Trust
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.

            Investment Advisor

            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal            Positions and Offices
            Business Address(1)           with Registrant
            -------------------           ---------------

            Robert S. Dow                 Chairman and President
            Paul A. Hilstad               Vice President & Secretary
            Stephen P. McGruder           Executive Vice President
            Daniel E. Carper              Vice President
            Robert G. Morris              Vice President
            John J. Walsh                 Vice President

            The other partners, as follows, are neither officers nor directors of the Funds: Stephen I Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, Mark. R. Pennington, and Christopher J. Towle.

      (1)   Each of the above has a principal business address:
            767 Fifth Avenue, New York, NY 10153
      (c)   Not applicable

Item 30. Location of Accounts and Records

      Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

      Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

      Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

      (a)   None

Item 32. Undertakings

      (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of November, 1998.

                                   LORD ABBETT DEVELOPING GROWTH FUND, INC.

                                   By /s/ Robert S. Dow
                                      -------------------------------
                                      Robert S. Dow,
                                      Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                              Chairman, President
/s/ Robert S. Dow             and Director                     November 30, 1998
-------------------------     --------------------------     -------------------
Robert S. Dow                 (Title)                        (Date)

/s/ E. Thayer Bigelow         Director                         November 30, 1998
-------------------------     --------------------------     -------------------
E. Thayer Bigelow             (Title)                        (Date)

/s/ William H.T. Bush         Director                         November 30, 1998
-------------------------     --------------------------     -------------------
William H.T. Bush             (Title)                        (Date)

/s/ Robert B. Calhoun Jr.     Director                         November 30, 1998
-------------------------     --------------------------     -------------------
Robert B. Calhoun Jr.         (Title)                        (Date)

/s/ Stewart S. Dixon          Director                         November 30, 1998
-------------------------     --------------------------     -------------------
Stewart S. Dixon              (Title)                        (Date)

/s/ John C. Jansing           Director                         November 30, 1998
-------------------------     --------------------------     -------------------
John C. Jansing               (Title)                        (Date)

/s/ C. Alan MacDonald         Director                         November 30, 1998
-------------------------     --------------------------     -------------------
C. Alan MacDonald             (Title)                        (Date)

/s/ Hansel B. Millican        Director                         November 30, 1998
-------------------------     --------------------------     -------------------
Hansel B. Millican, Jr.       (Title)                        (Date)

/s/ Thomas J. Neff            Director                         November 30, 1998
-------------------------     --------------------------     -------------------
Thomas J. Neff                (Title)                        (Date)

                              Vice President and
/s/ Keith F. O'Connor         Chief Financial Officer          November 30, 1998
-------------------------     --------------------------     -------------------
Keith F. O'Connor             (Title)                        (Date)